UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND SEMI-ANNUAL REPORT APRIL 30, 2012

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund	Distributor:
A Series of Meehan Mutual Funds, Inc.	Integrity Fund Distributors, LLC
7250 Woodmont Avenue, Suite 315	1 North Main Street
Bethesda, MD 20814	Minot, ND 58703
(866) 884-5968	(800) 933-8413

Comparison of Change in Value of a $10,000 Investment in the Meehan
Focus Fund vs. the S&P Total Return Index and the NASDAQ
Composite Index*

Past performance is not predictive of future performance.  The above presentation is unaudited.

	Annualized Total Return**

	One year	Five year	Ten Year
	Ending 4/30/12	Ending 4/30/12	Ending 4/30/12
Meehan Focus Fund	2.46%	2.01%	3.36%
S&P 500 Total Return Index	4.76%	1.00%	4.70%
NASDAQ Composite Index	6.01%	3.82%	6.07%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.
**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

June 22, 2012

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (“the Fund”) for the first six months of its 2012 fiscal year through April 30 was 11.12%; the Fund’s NAV at April 30 was $17.15.  The Fund’s returns over this six-month period trailed the Standard and Poor’s 500 Total Return Index (“S&P 500”) and the NASDAQ Composite Index (“NASDAQ”).  Since inception, the Fund has outperformed both the S&P 500 and the NASDAQ.  The Fund’s results for the first six months of its 2012 fiscal year, for one year, five years, ten years, and from inception are shown below with comparable results for leading market indexes.

	First Six Months of 2012 Fiscal Year November 1, 2011– April 30, 2012	One-Year Return May 1, 2011 – April 30, 2012	Annualized Return Five Years May 1, 2007 – April 30, 2012	Annualized Return Ten Years May 1, 2002 – April 30, 2012	Annualized Return from Inception December 10, 1999 – April 30, 2012
Meehan Focus Fund	11.12%	2.46%	2.01%	3.36%	4.00%
S&P 500 Total Return Index**	12.77%	4.76%	1.00%	4.70%	1.80%
NASDAQ**	13.48%	6.01%	3.82%	6.07%	-1.33%

___________________________
* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market.  The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.

*** The operating expenses disclosed above are current as of the Fund’s most recent prospectus.  More recent operating expense information can be found in the Financial Highlights section of this report.

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.03%.***

The market was fast out of the gates in 2012, posting its strongest first quarter since 1998.  After peaking in early April, however, the market has retreated as renewed concern about the European debt crisis, slower growth in China, and signs of slowing growth at home again put investors on edge.

We are watching developments on these fronts closely.  In Europe, the June elections in Greece, which gave a majority to parties committed to remaining in the euro, a bank recapitalization plan in Spain, and emerging signs of cooperation and flexibility among Eurozone governments, have helped to calm markets for now.  We recognize much remains to be done to get the Eurozone back on a growth path, but we find these signs of progress encouraging.  Although growth in China continues to cool, it remains robust by global standards and the government has taken measures to spur growth by lowering interest rates and providing liquidity.

Here in the U.S. the economy continues to grow, but the pace of growth is slower than we would like and unemployment remains stubbornly high.  Despite the difficulties there are some bright spots – corporate profitability remains high, car sales continue to show strength, the housing market appears to be getting back on its feet, and consumer spending, which has held up well, should get a boost from lower gas prices.  And, most important from an investor’s perspective, stock valuations remain attractive, especially when compared to historically low bond yields.  Looking forward, we are cautiously optimistic that the markets will end the year higher than they are today but we don’t expect the ride to be a smooth one.

The Fund has added several new holdings over the past six months, including tech giant Apple, regional bank PNC Financial, and building efficiency and auto parts manufacturer Johnson Controls.  These high-quality, well-capitalized, dividend-paying (with Apple’s recent announcement) companies are the type we favor in the current market environment, and all three trade at a discount to the overall market and to our estimate of their intrinsic value.

The Fund exited one position, long-term holding Diageo, since our last report.  Diageo, one of the Fund’s largest holdings, was sold at a substantial gain after it reached what we considered to be its full value.  The Fund also trimmed its position in Procter & Gamble.  Proceeds from these sales were redeployed to the Fund’s new holdings.

Portfolio Review

The attached Schedule of Investments identifies the stocks the Fund owned and their market values as of April 30, 2012.  Our Fund held 33 stocks and approximately 85% of the Fund’s assets were invested in 25 holdings.  The top 10 holdings, which represented approximately 44% of the Fund’s portfolio on April 30, 2012, were as follows:

Company		% of Fund
1.	American Express Co.	5.7
2.	ExxonMobil Corp.	5.2
3.	Lowe’s Companies, Inc.	4.7
4.	Johnson & Johnson	4.7
5.	Automatic Data Processing, Inc.	4.4
6.	Microsoft Corp.	4.2
7.	Intel Corp.	4.1
8.	Berkshire Hathaway Inc. – B	3.7
9.	Pfizer, Inc.	3.6
10.	General Electric Co.	3.5
		43.8

As of April 30, 2012, all of the Fund’s top ten holdings showed gains since the Fund purchased them.  The Fund’s largest dollar gains are in long-term Fund holdings American Express, Berkshire Hathaway, and Lowe’s.  The Fund’s smallest dollar gain is in Johnson & Johnson, where weakness in its consumer products and medical devices divisions have dented earnings over the past year.  With a leading position in most of its product segments, manageable patent expirations over the next several years and strong free cash flow generation as demonstrated by its recent 7% dividend increase, it is our opinion that Johnson & Johnson’s recent struggles are temporary.

The Fund’s performance over the past six months was boosted by solid gains across several sectors, including information technology, financials, and consumer discretionary.  Shares of new Fund holding Apple have risen as consumers continue to gobble up its products; a rebound in financials boosted our position in American Express; and home improvement retailer Lowe’s performed solidly as the housing market showed signs of stabilizing.

Our weakest performers over the period were utility operator Exelon and Swiss pharmaceutical company Novartis.  Exelon has been hurt by the glut of natural gas on the market, which is used to set the marginal cost of power and has depressed power prices.  Despite current headwinds, we believe Exelon, which yields better than 5%, has a strong management team that has positioned it well to benefit when natural gas and power prices move higher.  Novartis has been hurt this year by the loss of patent protection on Diovan, one of its blockbuster drugs.  Over the long term we believe Novartis’ diversified operations, which include an outstanding pipeline of new drugs and a leading position in generics, will generate solid profits.

Brief Discussion of Three of the Fund’s Current Holdings

Average Cost	April 30, 2012	Percent*

	per Share	Market Price per Share	Increase (Decrease)
Apple, Inc.	$379.18	$583.98	54.0
Berkshire Hathaway Inc. – B	$34.93	$80.45	130.3
Pfizer, Inc.	$16.50	$22.90	38.8

*Please note that not all securities held by the Fund have posted gains comparable to the three we discuss.

06/14/2012 Price	$ 571.65
Market Cap ($ B)	$ 534.5
Forward P/E	10.7
Price/Sales	3.8
Price/Book	5.2
Dividend Yield	1.8%

Apple Inc., the iconic maker of the iPhone, iPad, iPod, and maybe soon the iTV, has become the standard for consumer electronics.  Founded in 1976 in Steve Jobs’ garage, Apple today is a computer company, a software company (iOS), a digital media company (iTunes), a networking business, and a provider of third-party digital content and applications.
Apple has thus far overcome the classic product cycle risk of many once-great consumer electronics companies by using its proprietary iOS software to connect users to an ecosystem of content and applications spanning multiple devices.  This approach makes switching to another device or system cumbersome, if not costly, resulting in brand loyalty that is designed to last from one generation of devices to the next.

Apple’s financial position is just as strong as its market position.  The company currently has $98 billion in cash and investments on its balance sheet, generates $33 billion in annual free cash flow, and has no debt.  Apple’s revenues have more than doubled in the last three years to over $100 billion, while the company has maintained a hefty operating margin of 31% and return on equity of nearly 42%.

We believe the outlook for Apple remains strong, despite the death of Steve Jobs in October 2011.  Apple has a deep pool of able managers, including new CEO Tim Cook, most of whom were put in place by Jobs and have worked together for many years.  The company also has a full pipeline of Jobs-approved new product launches which bodes well for continued success in both customer acquisition and customer retention.  Finally, the continued proliferation of smartphones and trend toward cloud computing should keep Apple’s revenues and cash flows growing at a robust rate.

Overall, we see Apple as a core holding with strong growth prospects.  The company recently announced its first-ever dividend, planning a $2.65 per share payout beginning in its fiscal fourth quarter which ends in September of this year (representing about a 1.8% yield at today’s stock price).  In addition, its board of directors has authorized a $10 billion share repurchase program which, together with the dividend, is expected to utilize approximately $45 billion of the company’s cash during the next three years.

06/14/2012 Price	$ 81.76
Market Cap ($ B)	$ 192.0
Forward P/E	15.2
Price/Sales	1.3
Price/Book	1.1
Dividend Yield	0.0%

Berkshire Hathaway, one of the Fund’s first purchases, is an insurance-based conglomerate whose diversified holdings include Geico Insurance Co., General Reinsurance, Burlington Northern Santa Fe, MidAmerican Energy, and Dairy Queen.  Led by Warren Buffett and his long-time partner Charlie Munger, Berkshire’s strategy has been to build long-term shareholder value by acquiring undervalued businesses that have strong and consistent earnings power, little or no debt, and solid management teams who stay on to run their businesses under Berkshire’s decentralized corporate structure.  Berkshire rarely sells the companies it acquires.  As an example, Mr. Buffett started investing in GEICO more than 60 years ago.

Berkshire’s core insurance businesses generate the bulk of the low-cost capital Mr. Buffett uses to make new investments.  Their combined $70 billion of  annual float – unearned premiums and unpaid claim reserves – is essentially free money which, when combined with the operating cash flow of Berkshire’s 70 other, non-insurance businesses, gives Berkshire the capital and the clout to invest where Mr. Buffet sees the best opportunities.  Recent purchases include such marquee deals as the $10 billion purchase of Lubrizol and a $5 billion preferred stock investment in Bank of America.

In our view, the two biggest challenges facing Berkshire are growth and succession.  Given the size of its operations - $145 billion in revenues, $20 billion+ in annual operating cash flow, $35-$40 billion in cash on hand, and $66 billion in equity investments – it is difficult to find deals that are large enough to be meaningful.  This challenge led the company to announce in September 2011 a share-repurchase program for the first time in its history.   Estimates are that $15 billion or more could be available in the near term to repurchase Class A and B shares at prices up to 110% of book value, essentially putting a floor on the stock price.  We applaud this shareholder-friendly decision, particularly in light of the fact that its current stock price has been hovering around 1.1x book value, compared to its historical range of 1.5-1.7x book value, which we think more accurately reflects the true, intrinsic value of its businesses.

The second and most talked about challenge is that of succession.  Berkshire’s board announced that it has designated a CEO successor, though that person has so far remained unnamed.  The individual has been described as an existing Berkshire executive immersed in the company’s value investment culture and fully capable of assuming the added duty of Chief Risk Officer.

Overall, we remain confident that Berkshire will thrive long after Buffett’s departure.  And at today’s price of 1.1x book value, we think the stock has ample room for growth.

06/14/2012 Price	$ 22.56
Market Cap ($ B)	$ 168.8
Forward P/E	9.6
Price/Sales	2.6
Price/Book	2.0
Dividend Yield	3.7%

Founded in 1849, Pfizer is the world's largest pharmaceutical company with annual sales near $70 billion.  Buoyed by the acquisition of Wyeth in 2009, Pfizer today generates nearly 90% of its sales from a diverse portfolio of top-selling prescription drugs like Lipitor, Celebrex, Lyrica, Viagra, and Norvasc.

The recent loss of patent protection on Lipitor represents a headwind for Pfizer, but we believe the company’s size and scale, portfolio diversity, financial strength and powerful development pipeline position it well to withstand this challenge.

The Wyeth acquisition broadened the company’s portfolio of drugs significantly (most notably in the biotech and vaccine arena) and as a result reduced Lipitor to 16% of total sales from 23% in 2010. Beyond 2012, the patent losses should become even more manageable, as Pfizer’s huge pipeline of new drugs starts coming on line.

As part of the Wyeth merger, Pfizer also undertook a major cost-cutting effort, reducing its cost base by $4 billion through a structural realignment, cutting marketing support for drugs losing patent protection, and rationalizing R&D spending.  The success of these measures has allowed Pfizer to grow operating margins (to 24% from 14% in 2010) and free cash flow (to $17 billion from $9.9 billion in 2010) even as sales growth has moderated.

In our view, long-term growth will be driven by new drug development, where Pfizer has more than 80 new products in its pipeline and another 90 in discovery phase, as well as emerging markets, where the demand for health-care products in countries like Brazil, India, China and Turkey has been accelerating for several years.

All of these factors contribute to the wide economic moat this global industry leader has built for itself.  We believe the stock is a solid long-term investment at its current valuation, with a forward price/earnings ratio of 9.6x compared to an average price/earnings ratio of 13x for the S&P 500.  Furthermore, it offers an attractive dividend yield of 3.7% with the potential for further increases.  Overall, we see Pfizer continuing to play a leading role in the global recession-resistant pharmaceuticals industry for many years to come.

Source for charts and text: Morningstar, S&P, Argus, Value Line, company reports, EIA estimates.

FUND EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period, October 31, 2011 through April 30, 2012.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period* October 31, 2011 – April 30, 2012
Actual	$1,000.00	$1,105.74	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.32

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by the days in the year (366) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2012 (unaudited)	Quantity	Fair Value

COMMON STOCK (91.2%)

Consumer Discretionary (7.4%)
Johnson Controls, Inc	12,000	$383,640
Lowe's Companies	63,000	1,982,610
Tupperware Brands Corp	12,000	747,480
		3,113,730
Consumer Staples (8.5%)
Nestle SA Reg B ADRS	12,500	764,250
Procter & Gamble Co/The	22,000	1,400,080
Walmart Stores, Inc	24,000	1,413,840
		3,578,170
Energy (8.9%)
Devon Energy	13,000	908,050
Exxon Mobil Corp	25,000	2,158,500
Noble Corp	17,000	647,020
		3,713,570
Financials (12.6%)
American Express Co	40,000	2,408,400
*Berkshire Hathaway - Class B	19,250	1,548,663
PNC Bank Corp.	20,000	1,326,400
		5,283,463
Health Care (17.7%)
Becton Dickinson & Co	11,000	862,950
Johnson & Johnson	30,000	1,952,700
Novartis AG - ADR	22,000	1,213,740
Pfizer Inc	65,000	1,490,450
Thermo Fisher Scientific Inc	10,000	556,500
WellPoint Inc	20,000	1,356,400
		7,432,740
Industrials (8.4%)
General Electric	75,000	1,468,500
3M Co	10,000	893,600
United Parcel Service Inc - Class B	15,000	1,172,100
		3,534,200

Information Technology (19.8%)
*Apple Inc.	2,000	1,168,480
Automatic Data Processing, Inc	33,000	1,835,460
Cisco Systems Inc	49,000	987,350
*Google Inc - Class A	1,400	847,322
Intel Corp	60,000	1,704,000
Microsoft Corp	55,000	1,761,100
		8,303,712
Materials (4.6%)
Compass Minerals International	12,000	918,240
*Horsehead Holding Corp	30,000	336,900
Methanex Corp	18,983	667,442
		1,922,582
Utilities (3.3%)
Exelon Corp	35,000	1,365,350

TOTAL COMMON STOCK (COST: $28,808,226)		$38,247,517

EXCHANGE TRADED FUNDS (5.2%)
iShares MSCI Japan Index Fund	80,000	$779,200
Wisdomtree Emerging Mkts Equity Income Fund	25,000	1,417,500
TOTAL EXCHANGE TRADED FUNDS (COST: $2,138,116)		2,196,700

SHORT-TERM SECURITIES (3.5%)	Shares
^First Western Bank Collective Asset Fund 0.199% (COST: $1,455,761)	1,455,761	$1,455,761

TOTAL INVESTMENTS (COST: $32,402,103) (99.9%)		$41,899,978
OTHER ASSETS LESS LIABILITIES (0.1%)		25,461

NET ASSETS (100.0%)		$41,925,439

* Non-income producing investment
^ Variable rate security; rate shown represents rate as of April 30, 2012
ADR – American Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sector Allocation (% of Net Assets) for the Meehan Focus Fund April 30, 2012 (unaudited)

Utilities, 3.3%
Cash Equivalents and Other, 3.6%
Materials, 4.6%
ETFs, 5.2%
Consumer Discretionary, 7.4%
Industrials, 8.4%
Consumer Staples, 8.5%
Energy, 8.9%
Financial, 12.6%
Health Care, 17.7%
Information Technology, 19.8%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2012 (unaudited)

ASSETS
Investments in securities, at fair value (cost $32,402,103)(Note 1)	$41,899,978
Accrued dividends receivable	63,499
Accrued interest receivable	232
Total assets	$41,963,709

LIABILITIES
Due to advisor (Note 5)	$34,207
Foreign tax withholding payable	3,947
Disbursements in excess of demand deposit cash	116
Total liabilities	$38,270

NET ASSETS	$41,925,439

NET ASSETS ARE REPRESENTED BY:
Common Stock (100,000,000 shares of $.0001 par value authorized)	$244
Additional capital paid-in	31,455,399
Accumulated net realized gain (loss) on investments	788,192
Accumulated undistributed net investment income	183,729
Unrealized appreciation (depreciation) on investments	9,497,875

NET ASSETS	$41,925,439

Shares outstanding	2,444,189

Net asset value per share*	$17.15

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2012 (unaudited)

INVESTMENT INCOME
Interest	$1,338
Dividends (net of foreign withholding taxes of $13,184)	491,225
Total investment income	$492,563

EXPENSES
Investment advisory fees (Note 5)	$160,626
Service fees (Note 5)	40,914
Total expenses	$201,540

NET INVESTMENT INCOME (LOSS)	$291,023

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$788,191
Net change in unrealized appreciation (depreciation) of investments	3,123,165
Net realized and unrealized gain (loss) on investments	$3,911,356

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,202,379

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six
	Months	Year
	Ended	Ended
	4/30/12*	10/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$291,023	$410,421
Net realized gain (loss) from investment transactions	788,191	1,251,578
Net change in unrealized appreciation (depreciation) on investments	3,123,165	693,437
Net increase (decrease) in net assets resulting from operations	$4,202,379	$2,355,436

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(133,637)	$(373,296)
Captial Gains	(52,454)	(472,082)
Total distributions	$(186,091)	$(845,378)

CAPITAL SHARE TRANSACTIONS (Note 2)
Proceeds from sale of shares	$1,026,028	$1,549,876
Proceeds from reinvested dividends	184,656	841,387
Cost of shares redeemed	(762,447)	(1,442,414)
Net increase (decrease) in net assets resulting from capital share transactions	$448,237	$948,849

TOTAL INCREASE (DECREASE) IN NET ASSETS	$4,464,525	$2,458,907
NET ASSETS, BEGINNING OF PERIOD	$37,460,914	$35,002,007
NET ASSETS, END OF PERIOD	$41,925,439	$37,460,914

Accumulated undistributed net investment income	$291,023	$37,125

*Unaudited.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/12#	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$15.51	$14.86	$13.28	$12.34	$17.93	$16.14

Income (loss) from investment operations:
Net investment income (loss)	$0.12	$0.17	$0.11	$0.12	$0.12	$0.04
Net realized and unrealized gain (loss) on investments	1.60	0.82	1.58	0.94	(5.59)	2.72
Total from investment operations	$1.72	$0.99	$1.69	$1.06	$(5.47)	$2.76

Less Distributions:
Dividends from net realized gains	$(0.02)	$(0.20)	$0.00	$0.00	$0.00	$(0.93)
Distributions from net investment income	(0.06)	(0.14)	(0.11)	(0.12)	(0.12)	(0.04)
Total distributions	$(0.08)	$(0.34)	$(0.11)	$(0.12)	$(0.12)	$(0.97)

NET ASSET VALUE, END OF PERIOD	$17.15	$15.51	$14.86	$13.28	$12.34	$17.93

Total Return^	22.23%*	6.78%	12.75%	8.58%	(30.55%)	17.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$41,925	$37,461	$35,002	$31,221	$28,517	$40,231
Ratio of expenses to average net assets+	1.03%*	1.15%	1.15%	1.14%	1.15%	1.36%
Ratio of net investment income to average net assets	1.47%*	1.08%	0.78%	1.00%	0.72%	0.23%
Portfolio turnover rate	6.16%	18.47%	21.27%	30.28%	35.92%	19.48%

* Annualized.
# Unaudited.
^ Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
+ This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2012 (unaudited)

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and exchange traded funds listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the fiscal year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the fiscal year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2007.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2012 (unaudited)

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.           FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2012 (unaudited)

2.           FAIR VALUE MEASUREMENTS – (continued)
The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2012.
	Level 1	Level 2	Level 3	Total
Common Stocks*	$38,247,517	$0	$0	$38,247,517
Exchange Traded Funds	2,196,700	0	0	2,196,700
Short-Term Securities	1,455,762	0	0	1,455,762
Total	$41,899,979	$0	$0	$41,899,979
* See schedule of investments to view Common Stocks segregated by sector type.

The Fund did not hold any Level 3 assets during the six months ended April 30, 2012. The Fund did not hold any derivative instruments at any time during the six months ended April 30, 2012. There were no transfers into or out of Level 1 or Level 2 during the six months ended April 30, 2012. The Fund considers transfers into or out of Level 1 or Level 2 as of the end of the reporting period.

3.           CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:
	Six Months Ended	Year Ended
	April 30, 2012	October 31, 2011
Sold	62,286	98,210
Reinvestments	11,784	54,218
Redeemed	(45,456)	(91,699)
Net Increase	28,614	60,729

4.           INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended April 30, 2012, were as follows:

Purchases	$2,872,554
Sales	$2,361,994

At April 30, 2012, unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Appreciation	$9,799,446
Depreciation	(301,571)
Net appreciation (depreciation) on investments	$9,497,875

At April 30, 2012, the cost of investments for federal income tax purposes was $32,402,104.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2012 (unaudited)

5.           ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor, through November 30, 2011 was entitled to receive a fee rate, calculated daily and payable monthly, at the annual rate of 0.90% as applied to the Fund’s average daily net assets.  Effective December 1, 2011 this advisory fee rate was reduced from 0.90% to 0.80%. For the six months ended April 30, 2012, the Advisor received fees of $160,626.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor, through November 30, 2011 was entitled to receive a fee rate, calculated daily and payable monthly, at the annual rate of 0.25% as applied to the Fund’s average daily net assets.  Effective December 1, 2011 this service fee rate was reduced from 0.25% to 0.20%.  For the six months ended April 30, 2012, the Advisor received fees of $40,914.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, LLC to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services. The services under the ICSA are paid by the Advisor.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses. Effective December 1, 2011 the reductions in the advisory fee rate and the service fee rate discussed above resulted in a reduction to this cap from 1.15% to 1.00%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund currently has no intention of implementing the Plan during the year through October 31, 2012.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2012 (unaudited)

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
The tax character of distributions paid during the six month ended April 30, 2012 and the fiscal year ended October 31, 2011 were as follows:
	2012	2011
Distributions from ordinary income	$133,637	$373,296
Distributions from capital gains	$52,454	$472,082

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$183,729
Undistributed capital gains	788,192
Unrealized appreciation (depreciation) of securities	9,497,875
$10,469,796

7.           FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

8.           NON-DIVERSIFICATION RISK
The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

MEEHAN FOCUS FUND

Notice to Shareholders
April 30, 2012 (Unaudited)

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2011 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

RENEWAL OF THE ADVISORY AGREEMENT
The Board of Directors considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the “Fund”), and Edgemoor Investment Advisors, Inc. (the “Advisor”) at a meeting held on December 1, 2011.  As part of the renewal process, legal counsel to the Fund and the independent Directors sent an information request letter to the Advisor seeking certain relevant information.  The Advisor’s responses were provided to the Directors for their review prior to their meeting.  The Board was provided with the opportunity to request any additional materials.  Provided below is a summary of certain of the factors the Board considered at the December meeting concerning the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided.  The Board reviewed the scope of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Advisor to the Fund.  The Board considered the Advisor’s representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it currently provides to the Fund.  The Board also considered the Advisor’s ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer are provided on a periodic basis to the Board.  The Board also considered the Advisor’s ability to promote the Fund and increase its assets.  The Board noted the Advisor’s commitment to the Fund through substantial personal investments by the executive officers of the Advisor in the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Advisor to the Fund under the Agreement were appropriate.

Performance of the Fund and Fund Expenses.   The board considered the investment performance of the Fund compared to its benchmark index for the fiscal year-to-date, one-year, ten-year and since inception periods ended October 31, 2011.  The Board noted that although the Fund trailed its benchmark index over the year-to-date and one-year periods, it has outperformed the index for the ten-year and since inception periods.  The Board also noted that Morningstar statistics show the Fund has outperformed its “Large Cap Blend” category over the past five- and ten-year periods.  The Board also considered the performance of the Fund compared to a composite of similar accounts managed by the Advisor.  For the twelve-month period from November 1, 2010 through October 31, 2011, the Fund underperformed this composite.  In this connection, the Board considered the Advisor’s explanation that, while similar, the separately managed accounts that comprise the composite account are not identical to the Fund due to various reasons, including the different cash flows and client needs for the separately managed accounts.

The Board considered the current expenses of the Fund, including the advisory fee rate to be paid to the Advisor, and a comparison of the Fund’s expense ratio relative to selected funds provided by the Advisor.  The Board noted that the Fund’s net annual operating expense ratio is lower than the average expense ratio charged by comparable funds.  The Board also noted that the

Advisor agreed to reduce from 1.15% to 1.00% the amount by which it limits certain expenses of the Fund.

Costs of Services Provided to the Fund and Profits Realized.  The Board considered the fees paid to the Advisor, including any fee waivers or expense reimbursement.  The Board noted that the Advisor earned a profit under the Agreement.  However, the Board also considered that the actual expenses of providing other services to the Fund exceeded the fees paid to the Advisor under a separate services agreement.  In this connection, the Board noted that the Advisor continues to provide services at a reasonable cost to investors, and to manage the Fund’s assets and provide a compliance program for the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Advisor under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered the Fund’s ability to achieve economies of scale.  In this regard, the Board considered the Advisor’s expectation that it does not anticipate that Fund assets will grow to a point that will allow the Advisor to reduce the Fund’s operating expenses.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, a further reduction in fee rates or the addition of breakpoints in connection with economies of scale were not necessary at this time.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.  On this basis, the Board unanimously approved the Agreement.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of June 29, 2012.

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of  the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)              Not applicable to semi-annual reports.

(a)(2)              The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)              Not applicable to the registrant.

(b)              The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 9, 2012	MEEHAN MUTUAL FUNDS, INC.

/s/ Thomas P. Meehan Thomas P. Meehan Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 9, 2012	MEEHAN MUTUAL FUNDS, INC.

/s/ Thomas P. Meehan Thomas P. Meehan Principal Executive Officer

Date: July 9, 2012	MEEHAN MUTUAL FUNDS, INC.

/s/ Paul P. Meehan Paul P. Meehan Principal Financial Officer